SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): March 6, 1998



                           Everest Medical Corporation
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


         0-18900                                         41-1454928
(Commission File Number)                 (I.R.S. Employer Identification Number)


                            13755 First Avenue North
                        Minneapolis, Minnesota 55441-5444
               (Address of Principal Executive Offices) (Zip Code)


                                  612-473-6262
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

         On March 6, 1998, Everest Medical Corporation (the "Company") sold 411,765 shares of its Common Stock to Guidant Corporation ("Guidant") for $700,000. The proceeds will be used for general corporate purposes. Under an agreement between Guidant and the Company signed last year, the Company supplies Guidant with versions of its proprietary bipolar instruments for the emerging vascular and cardiovascular markets. See Item 7(b) for Balance Sheet as of February 28, 1998, adjusted to include the sale of the shares to Guidant.


Item 7.    Financial Statements and Exhibits.

         (a)      Financial statements:  None.

         (b)      Pro  forma  financial  information:  See  Balance  Sheet as of
                  February  28,  1998  (as   adjusted)  and  December  31,  1997
                  immediately following the signatures hereto.

         (c)      Exhibits:  None.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 10, 1998

                                     EVEREST MEDICAL CORPORATION



                                     By       /s/ John L. Shannon
                                         John L. Shannon, President, Chief
                                           Executive Officer and Chairman

                          EVEREST MEDICAL CORPORATION
                                 BALANCE SHEET

                                                      February 28, 1998 (1)  December 31, 1997
                                                           Unaudited             Note
------------------------------------------------------------------------------------------------
ASSETS
Current assets
       Cash and cash equivalents                           $    812,471    $     80,362
       Accounts receivable, less allowances
       (1998-$48,750;1997-$46,750)                            1,354,403       1,563,066
       Inventories                                            1,123,451       1,055,811
       Prepaid insurance and deposits                           132,746          99,528
                                                           ------------    ------------
Total current assets                                          3,423,071       2,798,768

Equipment
       Office and display equipment                             405,938         387,919
       Research and development equipment                       188,224         188,224
       Production equipment                                   1,227,668       1,191,576

                                                           ------------    ------------
                                                              1,821,830       1,767,719
       Less allowance for depreciation                       (1,514,561)     (1,486,020)
                                                           ------------    ------------
                                                                307,268         281,699
Patents, net of amortization
  (1998 - $170,962; 1997 - $169,747                               1,375           2,591
                                                           ------------    ------------

Total assets                                               $  3,731,714    $  3,083,058
                                                           ============    ============


LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
       Customer advances                                   $     38,000    $     38,000
       Accounts payable                                         396,504         340,378
       Accrued compensation and related taxes                   187,177         202,915
       Other accrued liabilities                                 75,145          93,777
       Bank borrowings, short term                                 --              --
       Capital lease obligations, current portion                 2,188           2,496
                                                           ------------    ------------
Total current liabilities                                       699,014         677,566

       Capital lease obligations, net of current portion           --              --
       Other long term liabilities                                 --              --
       Bank borrowings, long term                               600,000         600,000

Shareholders' equity
       Convertible preferred stock series A, ($.01 par
         value, $2.50 liquidation value) 1,400,000
         authorized; outstanding:
         1998 - 632,937 shares; 1997 - 636,937 shares         1,551,717       1,551,717
       Convertible preferred stock series B, ($.01 par
         value, $2.75 liquidation value) 730,000
         authorized; outstanding:
         1998 - 637,273 shares; 1997 - 652,273 shares         1,545,313       1,545,313
       Convertible preferred stock series C, ($.01 par
         value, $2.75 liquidation value) authorized
         and outstanding:
         1998 - 410,906 shares; 1997 - 410,906 shares         1,002,832       1,002,832
       Convertible preferred stock series D, ($.01 par
         value, $2.875 liquidation value) authorized
         and outstanding:
         1998 - 471,500 shares; 1997 - 471,500 shares         1,205,807       1,205,808
       Common stock, ($.01 par value) 11,987,594
         authorized; outstanding:
         1998 - 7,457,274; 1997 - 7,038,002                      74,573          70,380
       Additional paid-in capital                            16,748,683      16,041,470
       Retained deficit                                     (19,696,225)    (19,612,029)
                                                           ------------    ------------
                                                              2,432,700       1,805,492
                                                           ------------    ------------
       Total liabilities and shareholders' equity          $  3,731,714    $  3,083,058
                                                           ============    ============

(1) Proforma to reflect issuance of 411,765 shares of Common Stock on March 6, 1998 in exchange for $700,000 of cash.

Note: The balance sheet at December 31, 1997 is derived from the audited financial statements at that date.